MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated August 31, 2017
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2017)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate ("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

1. On page 49 of your prospectus, the following paragraph shall be inserted as a new section immediately following the "CHARGES AND DEDUCTIONS - Investment Option Expenses" section and will read as follows:

Investment Option Redemption Fees

Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading. The Fidelity VIP Energy Portfolio currently imposes a redemption fee of 1% on amounts withdrawn from the Investment Option if invested for less than 60 days. For purposes of assessing the redemption fee, the Fidelity VIP Energy Portfolio treats amounts held for the longest period of time in the Portfolio as being withdrawn first and amounts held for the shortest period of time as being withdrawn last. The Society may assess the redemption fee on Accumulated Value withdrawn or transferred from the Subaccount that invests in the Fidelity VIP Energy Portfolio where the Accumulated Value is held in the Subaccount for less than the 60 days. Withdrawals and transfers subject to the redemption fee include systematic withdrawals and automatic rebalancing transfers from the Fidelity VIP Energy Subaccount as well as non-automatic Certificate Holder initiated withdrawals and transfers from the Subaccount. The Society does not currently assess the redemption fee; however, the Society may, in its sole discretion, do so in the future. See the prospectus for the Fidelity VIP Energy Portfolio for more detailed information regarding the redemption fee, including its calculation.



If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.